SUPPLEMENT TO

Calvert Social Investment Fund Balanced Portfolio
Calvert Social Investment Fund Bond Portfolio

Prospectus dated January 31, 2006, as revised April 7, 2006
Date of Supplement: July 6, 2006

The following supplements the information under "Advisor, Subadvisors and Portfolio Managers -- Fixed Income Investments of CSIF Balanced" on page 88 and "Advisor, Subadvisors and Portfolio Managers -- CSIF Bond" on page 95 of the above prospectus:

Mr. Nottingham has informed Calvert that he will resign as co-portfolio manager of the Fund effective September 2006.